Exhibit 99.2

Fourth Quarter 2013 Investor Presentation March 7, 2014

Safe Harbor Statement We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. When we use the words "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy; our projected operating results; our ability to obtain financing arrangements; financing and advance rates for Agency RMBS and our potential target assets; our expected leverage; general volatility of the securities markets in which we invest and the market price of our common stock; our expected investments; interest rate mismatches between Agency RMBS and our potential target assets and our borrowings used to fund such investments; changes in interest rates and the market value of Agency RMBS and our potential target assets; changes in prepayment rates on Agency RMBS and Non-Agency RMBS; effects of hedging instruments on Agency RMBS and our potential target assets; rates of default or decreased recovery rates on Agency RMBS and our potential target assets; the degree to which any hedging strategies may or may not protect us from interest rate volatility; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to maintain our qualification as a REIT; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; availability of investment opportunities in mortgage-related, real estate-related and other securities; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; and market trends in our industry, interest rates, real estate values, the debt securities markets or the general economy. The forward-looking statements in this presentation are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described in our filings with the SEC under the headings "Summary," "Risk factors," "Management's discussion and analysis of financial condition and results of operations" and "Business." If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is not an offer to sell securities nor a solicitation of an offer to buy securities in any jurisdiction where the offer and sale is not permitted. 1

Key Highlights Fourth Quarter Generated net income of $20.8 million, or $0.83 per share Generated core earnings of $17.2 million, or $0.70 per share Total dividend of $2.35 consisting of cash and stock Generated positive economic return on book value of 4.8% Full Year 2013 Incurred a net loss of $27.9 million, or $1.19 per share Generated core earnings of $82.7 million, or $3.38 per share Declared $5.10 per share in dividends consisting of cash and stock Incurred a negative economic return on book value of 6.0% 2 Core earnings is a non-GAAP measure defined as net income excluding: (i) net realized gain (loss) on investments and derivative contracts; (ii) net unrealized gain (loss) on investments; (iii) loss resulting from mark-to-market adjustments on derivative contracts; (iv) other loss on RMBS; (v) non-cash stock-based compensation expense; and (vi) one-time events pursuant to changes in GAAP and certain other non-cash charges. Economic return, for any period, is calculated by taking the sum of (i) the total dividends declared and (ii) the change in net book value during the period and dividing by the beginning book value, or the IPO price in the case of the return since the IPO. Dividend return includes all dividends declared during the period from May 15, 2012, the date of WMC’s commencement of initial operations, through December 31, 2013. (1) (2) (1) (3) Since May 2012 IPO Generated GAAP net income of $29.4 million Generated core earnings of $122.2 million Generated an annualized economic return on book value of approximately 8.4% Total dividends of $7.45 consisting of cash and stock (2) (1)

Fourth Quarter Financial Results GAAP Net Income of $20.8 million, or $0.83 per share Core Net Income of $17.2 million, or $0.70 per share Net Interest Income of $20.4 million, including interest from IO securities, linked transactions and taking into account the full cost of hedging Net interest spread of 2.15%, including IO securities and fully hedged cost of financing 3.61% adjusted gross yield 1.46% fully hedged cost of funds Operating expenses of $3.5 million representing annualized cost of 3.4% on book value $15.27 net book value per share as of December 31, 2013 CPR on Agency RMBS of 5.0% for the quarter $2.9 billion investment portfolio as of December 31, 2013 $2.6 billion in total borrowings as of December 31, 2013 3 Non-GAAP measures, which include Agency RMBS, Non-Agency RMBS (including linked transactions), and interest income on Agency IOs classified as derivatives. Adjusted for the $2.35 dividend declared on December 19, 2013, including an additional 2.55 million shares issued as a stock dividend. Fourth quarter weighted average Constant Prepayment Rate for the company’s Agency RMBS portfolio on an annualized basis. (1) (3) (1) (1) (1) (2) (1)

2013: Volatile Period for Mortgage Assets 4 Mortgage spreads were volatile while Spec Pool Pay-ups significantly decreased

2013: Interest Rate Volatility Increased 1 yr. x 10 yr. Swap Volatility Volatility has subsided from its peak levels last summer 5 Source: Bloomberg

Leading Economic Return Amongst Peers May 10, 2012 to December 31, 2013 (not annualized) 6 Since its IPO and through the fourth quarter of 2013, WMC generated an economic return on book value in excess of the Agency Peers average by approximately1,680 basis points and the Agency & Hybrid Peers average by approximately 300 basis points. Dividend return is calculated by taking total dividends declared, divided by the beginning book value, or in the case of WMC, its IPO price of $20.00. Dividend return includes all dividends declared during the period from May 15, 2012, the date of WMC’s commencement of initial operations, through December 31, 2013. Peer group dividend return includes all dividends declared during the period and adjusting for 50% of the dividends declared during the period ending June 30, 2012. Economic return is calculated by taking the sum of (i) the total dividends declared and (ii) the change in net book value during the period and dividing by the beginning book value, or in the case of WMC, its IPO price of $20.00. Calculations for the period are not annualized. Agency Peers consists of AGNC, ANH, ARR, CMO, CYS, HTS & NLY Agency & Hybrid Peers consists of AGNC, AMTG, ANH, ARR, CMO, CYS, DX, EFC, HTS, IVR, MFA, MITT, MTGE, NLY & TWO (1) (2) (3) (4) WMC Agency Peers Agency & Hybrid Peers Book Value Change Dividend Return (1) Economic Return (2)

7 Portfolio Composition as of December 31, 2013 Lower loan balance pools generally consist of loans below $150,000. Other consists of newly issued pools, high spread at origination “SATO” and low third party origination pools. Portfolio ($ in millions) Agency RMBS Coupon Principal Balance Amortized Cost Estimated Fair Value 30 - year fixed rate 3.5% $ 1,024.7 $ 1,098.9 $ 1,013.2 4.0% $ 559.9 $ 617.8 $ 576.4 5.5% $ 84.3 $ 95.5 $ 94.6 6.0% $ 9.0 $10.0 $10.0 20 - year fixed rate 3.0% $ 365.9 $ 383.9 $ 361.9 3.5% $ 99.8 $ 106.2 $ 101.6 4.0% $ 38.3 $42.4 $ 39.5 Total Agency RMBS $2,181.9 $ 2,354.7 $ 2,197.2 Non - Agency RMBS (inc. Linked Transactions) 5.1% $ 526.0 $ 422.5 $ 430.5 Agency & Non - Agency CMBS 1.6% $12.0 $8.6 $ 9.5 Agency RMBS IOs and IIOs 4.4 % N/A $1 58.8 $1 62.9 Non - Agency IOs 5.2% N/A $7.4 $7.5 Agency and Non - Agency IOs and IIOs accounted for as derivatives 4.6 % N/A N/A $ 109.2 Agency & Non - Agency CMBS IOs and IIOs 0.8 % N/A $ 16.7 $ 16.5 Total Agency and Non - Agency IOs and IIOs $ 182.9 $ 296.1 Total Portfolio $ 2,968.7 $ 2,933.3 Agency Pool Breakdown Non-Agency Pool Breakdown

6.4x leverage calculation does not reflect net To-Be Announced (“TBA”) mortgage pass-through certificates position. As of December 31, 2013, the net long position in TBAs was $190 million in notional value. Adjusted leverage is a Non-GAAP measure. Non-GAAP measures which include Agency and Non-Agency MBS (including the cost of interest rate swaps , swaptions, and linked transactions), and interest income on IOs and IIOs classified as derivatives, and for the quarter ended December 31, 2013. Includes net interest component related to interest rate swaps and swaptions and reflects interest expense adjusted to include realized loss (the interest expense component) for all interest rate swaps and swaptions. Estimated impact of liability hedges on the duration of net assets. Leverage Ratio: 6.4x Leverage Ratio adjusted for TBA position of 6.9x Net Duration of Agency RMBS Portfolio: Negative 1 year Agency RMBS Weighted Average Loan Age (“WALA”) of 28 months Percentage of swaps that are forward starting: 17% Portfolio Gross Yield: 3.61% Hedge Adjusted Cost of Financing: 1.46% Net Interest Spread: 2.15% Agency RMBS CPR of 5.0% for Q4 versus Agency REIT Peer Group average of 10.3% Duration Contribution by Maturity Date Key Portfolio Metrics as of December 31, 2013 (3) (2) (2) 8 (1) (4) Total 6-Months 2-Year 5-Year 10-Year 20-Year 30-Year Agency RMBS 5.54 0.11 0.62 1.29 2.10 1.26 0.13 Non-Agency RMBS 0.77 0.02 0.08 0.23 0.25 0.21 0.05 Swaps and Swaptions -6.52 -0.01 -0.22 -1.52 -3.51 -1.35 0.09 Total (ex Non-Agency RMBS) -0.98 0.10 0.40 -0.23 -1.41 -0.09 0.22

Financing Summary Portfolio Financing ($ in millions – as of December 31, 2013) Repurchase Agreements Repo Outstanding Interest Rate Remaining Days to Maturity Agency RMBS $2,331.3 0.43% 28 Non-Agency RMBS $230.3 1.71% 19 Agency and Non-Agency CMBS $17.5 1.33% 58 Non-Agency Linked Transactions $61.2 1.70% 63 Total/Wtd Avg $2,640.3 0.54% 29 9 Master repurchase agreements with 20 counterparties Internal credit review Capacity in excess of our needs

Hedging Summary 10 Includes $492 million of forward starting swaps, starting in 6.2 months. While we use hedging strategies as part of our overall portfolio management, these strategies are not designed to eliminate all risks in the portfolio. There can be no assurance as to the level or effectiveness of these strategies. Fixed Pay Interest Rate Swaps ($ in millions – as of December 31, 2013) Maturity Notional Amount Avg. Fixed Pay Rate Avg. Floating Receive Rate Average Maturity (Years) 1 Year or Less $215.9 0.4% 0.25% 0.8 1 Year to 3 Years $179.1 0.5% 0.24% 1.9 3 Years to 5 Years $574.2 1.3% 0.24% 4.4 >5 Years $1,718.7 2.4% 0.24% 10.8 Total Fixed Ray Rate (1) $2,687.9 1.9% 0.24% 8.0 Other Instruments with Hedging Attributes (2) $2.1 billion of net notional value of pay-fixed interest rate swaptions $296 million of IO’s and inverse IO’s $431 million of Non-Agency RMBS Variable Pay Interest Rate Swaps ($ in millions – as of December 31, 2013) Maturity Notional Amount Avg. Fixed Receive Rate Avg. Floating Pay Rate Average Maturity (Years) 3 Years to 5 Years $81.0 1.6% 0.24% 4.8 >5 Years $46.0 3.7% 0.23% 24.1 Total Fixed Ray Rate $127.0 2.4% 0.24% 11.8

Portfolio Strategy and Dynamics Continue to manage both the assets and liabilities of the portfolio to capture relative value opportunities Continue to leverage the entire Western Asset platform to access a broad investment opportunity set in the mortgage sector Portfolio dynamics during the fourth quarter: Reduced exposure to lower coupon 20-year and 30-year fixed rate pools Increased exposure to select Non-Agency securities that we believe are correlated to housing recovery and home price appreciation Increased interest rate swap and swaption positions Increased exposure to CMBS sector 11

Investment Highlights Western Asset is one of the largest fixed income managers with extensive experience in managing mortgage assets since 1974 Differentiated investment approach to managing prepayment, interest rate risk, and credit risk Our flexibility to invest across the mortgage sector positions us well to seek our objective of superior risk-adjusted returns Industry leading finance and administrative infrastructure Key strategic relationships provides superior market access 12

Contact Information 13 Western Asset Mortgage Capital Corporation c/o Financial Profiles, Inc. 11601 Wilshire Blvd., Suite 1920 Los Angeles, CA 90025 www.westernassetmcc.com Investor Relations Contact: Larry Clark Tel: (310) 622-8223 lclark@finprofiles.com